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                                                                          1010-V
                AMERITAS VARIABLE LIFE INSURANCE COMPANY (AVLIC)
APPLICATION FOR                    P.O. BOX 82550
VARIABLE                      LINCOLN, NE  68501-2550
UNIVERSAL LIFE                                 PLEASE PRINT CLEARLY IN BLACK INK
________________________________________________________________________________
PRODUCT NAME: [ ] APPLAUSE! II    [ ] ENCORE!     [ ] BRAVO!
COMPLETE INSURED 2 INFORMATION IF APPLYING FOR BRAVO! PRODUCT
________________________________________________________________________________
1. INSURED 1

   Name of Insured 1 ______________________________ Sex ___ Date of Birth _____/____/____ Birthplace__________
                                                                                                      (STATE)

   Former Name (if applicable) ____________________ Social Security Number ___________________________________

   Address ___________________________________________________________________________________________________

   Occupation ______________________________________ Employer ________________________________________________
                                                                                                DATE EMPLOYED

   Telephone-Home _________________________________ Best Time To Call: _____A.M.  _____P.M.

   Telephone-Business _____________________________ Best Time To Call: _____A.M.  _____P.M.
________________________________________________________________________________
2. INSURED 2 (COMPLETE ONLY IF APPLYING FOR BRAVO! SURVIVORSHIP PRODUCT)

   Name of Insured 2 ______________________________ Sex ___ Date of Birth _____/____/____ Birthplace__________
                                                                                                      (STATE)

   Former Name (if applicable) ____________________ Social Security Number ___________________________________

   Address ___________________________________________________________________________________________________

   Occupation ______________________________________ Employer ________________________________________________
                                                                                                DATE EMPLOYED

   Telephone-Home _________________________________ Best Time To Call: _____A.M.  _____P.M.

   Telephone-Business _____________________________ Best Time To Call: _____A.M.  _____P.M.
________________________________________________________________________________
3. OWNER  Owner of the policy is to be (choose one): [ ]Insured 1 [ ]Insured 2 [ ]Joint Owner-Insureds  [ ] Other
                                                                                                            (PLEASE COMPLETE BELOW)

   Full Name ______________________________________ Address _________________________________________________

   Date of Birth/Trust Date _____/_____/_____               _________________________________________________

   Relationship to Insureds
         (or all Trustees Names) __________________ Social Security#/TIN# ___________________________________
________________________________________________________________________________
4. BENEFICIARY  IF LEFT BLANK, THE  BENEFICIARY WILL BE THE ESTATE OF THE OWNER:
   UNLESS OTHERWISE  INDICATED,  MULTIPLE  BENEFICIARIES OF THE SAME CLASS SHALL
   BE PAID EQUALLY TO THE SURVIVOR OR SURVIVORS.

   Primary ________________________________________________  Relationship to Insureds _______________________

   Contingent _____________________________________________  Relationship to Insureds _______________________
________________________________________________________________________________
5. APPLAUSE! OR ENCORE!

   AMOUNT OF INSURANCE $ __________                OPTIONAL RIDERS:

                                                    [ ] Accidental Death Benefit $ ___________
   DEATH BENEFIT OPTION (SELECT ONLY ONE)           [ ] Disability Benefit $ __________ or [ ] Waiver of Monthly Deduction
   --------------------
   [ ] Option A (DEATH BENEFIT IS THE AMOUNT OF     [ ] Payor Disability $ ____________ or [ ] Waiver of Monthly Deduction
       INSURANCE)                                       (APPLICANT UNDER AGE 37, INSURED UP THROUGH AGE 14- COMPLETE L-5 IN
   [ ] Option B (DEATH BENEFIT IS THE AMOUNT OF         SUPPLEMENTAL BOOK)
       INSURANCE PLUS THE ACCUMULATION VALUE)       [ ] Children's Protection ($10,000 COVERAGE PER CHILD) (COMPLETE L-5 IN
                                                        SUPPLEMENTAL BOOK)
                                                    [ ] Guaranteed Insurability $ ____________ (ONLY IF INSURED IS AGE 37)
                                                    [ ] Covered Insured Rider
                                                        [ ] Self Amount $___________
                                                        [ ] Other Person (COMPLETE L-6 IN SUPPLEMENTAL BOOK)
________________________________________________________________________________
6. BRAVO! SURVIVORSHIP ONLY                     OPTIONAL RIDERS (CONT'D.):

   AMOUNT OF INSURANCE $ __________               [ ] First To-Die Term Rider $ ___________
                                                      Beneficiary Designation

                                                      Primary __________________ Relationship _______________

   DEATH BENEFIT OPTION (SELECT ONLY ONE)             Contingent _______________ Relationship _______________

   [ ] Option A (DEATH BENEFIT IS THE AMOUNT OF        [ ] Second To-Die Term Rider $ __________
       INSURANCE)

   [ ] Option B (DEATH BENEFIT IS THE AMOUNT OF        [ ] Term Rider for Covered Insured
       INSURANCE PLUS THE ACCUMULATION VALUE)
                                                       Beneficiary Designation

                                                       [ ] Insured 1 $ _________


   OPTIONAL RIDERS:                                        Primary __________________ Relationship _______________

   [ ] Estate Protection                                   Contingent _______________ Relationship _______________

   [ ] Disability Benefit $ __________                 Beneficiary Designation

          [ ] Insured 1 or [ ] Insured 2               [ ] Insured 2 $ __________

                                                           Primary __________________ Relationship _______________

                                                           Contingent _______________ Relationship _______________

                                                        [ ] Other Insured (COMPLETE L-6 IN SUPPLEMENTAL BOOK)
________________________________________________________________________________


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VUL-AVLIC Ed. 3-99                Page 1 of 6 Pages                      062899p

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
________________________________________________________________________________
7. PREMIUM MODE  PLEASE SELECT ONE.

[ ] Annual     [ ] Semi-Annual     [ ] Quarterly       [ ] Monthly Bank Withdrawal (COMPLETE OPTIONAL PROGRAM FORM)

[ ] Monthly Billing      [ ] Non-Billing     [ ] Invoice Billed       [ ] Payroll Deduction (ADDITIONAL FORM REQUIRED)

[ ] Single $ ________________
________________________________________________________________________________
8. PREMIUM AMOUNT

   Planned Annual Premium $ ___________________ Planned Modal Premium $ ____________________

   *Initial Premium (paid with application) $ ___________. (leave receipt with payor).

            *ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO AVLIC. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR
            LEAVE THE PAYEE BLANK.
________________________________________________________________________________
9. INSURANCE INFORMATION

                                                                           Insured 1  Insured 2
   List all life insurance existing on each Insured.  If None, check box   [ ] None   [ ] None

   Will the insurance now being applied for discontinue, reduce, change, or
   replace any life insurance or annuity in this or any  other company?                             Yes     No
   (If yes, attach Replacement Notice if required by State Law.)                                    [ ]    [ ]
   (Specify policy number(s) below)



   NAME OF INSURED       COMPANY        POLICY NUMBER       AMOUNT         YEAR      WILL THIS POLICY BE REPLACED?
                                                                           ISSUED      YES    NO       AS A 1035?

   _____________________________________________________________________________       [ ]   [ ]           [ ]

   _____________________________________________________________________________       [ ]   [ ]           [ ]

   _____________________________________________________________________________       [ ]   [ ]           [ ]

   _____________________________________________________________________________       [ ]   [ ]           [ ]

   _____________________________________________________________________________       [ ]   [ ]           [ ]

   _____________________________________________________________________________       [ ]   [ ]           [ ]
________________________________________________________________________________
10. OTHER INFORMATION
    With regard to the Insureds: (If yes, please explain)                              Insured 1       Insured 2
                                                                                       Yes    No        Yes   No
a. Has any company declined, postponed, modified, cancelled or refused to renew,
   reinstate or issue insurance?                                                       [ ]   [ ]        [ ]   [ ]

b. Is any other life insurance application now pending or contemplated with any
   other company?                                                                      [ ]   [ ]        [ ]   [ ]

c. Been charged with a driving violation or had your license suspended or had a restriction placed on your license within the past 3 years?
   (IF YES, PROVIDE:) Drivers license number _____________ State of Issue ______       [ ]   [ ]

                      Drivers license number _____________ State of Issue ______       [ ]   [ ]

d. Have you participated in any vehicle racing, parachuting, hang gliding, scuba diving, mountain climbing or rodeos  within the past 2  years or is  any such
   activity contemplated? (If yes, complete Form HS in Supplemental Book.)             [ ]   [ ]        [ ]   [ ]

e. Have  you flown  within the past  3 years  as a  pilot, student  pilot,  crew member, or had  any flying duties, or is any such  activity contemplated? (If
   yes complete Form AV in Supplemental Book.)                                         [ ]   [ ]        [ ]   [ ]

f. Do you anticipate  travel  or  residence  in a foreign  country in  the  near
   future? (If so, where and for how long? ______________________)                     [ ]   [ ]        [ ]   [ ]

DETAILS of "yes" answers. Identify question number and Insured "1" or "2", where applicable:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
11. TOBACCO USE                                                                         Insured 1       Insured 2
                                                                                        Yes    No        Yes   No

a. Have you smoked one or more cigarettes in the past twelve months?                    [ ]   [ ]        [ ]   [ ]

b. Have you used any form or tobacco or nicotine substitute in the past
   twelve months?                                                                       [ ]   [ ]        [ ]   [ ]

   (IF YES, PLEASE INDICATE INSURED "1" OR "2" AND THE TYPE AND FREQUENCY) _______________________________________
________________________________________________________________________________
12. SPECIAL INSTRUCTIONS

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________
________________________________________________________________________________
13. (ENDORSEMENTS/CORRECTIONS.) HOME OFFICE  USE ONLY.
    No  change in the amount, age at  issue, classification,  plan of  insurance or  benefits  shall  be  effective  unless agreed to in writing by me.  This space will not be used in MD,  PA,  WV or any  other  state if  not  allowed by statute or  Insurance Department Regulations.

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________________________________________________________________________________

                               Page 2 of 6 Pages

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
14. SUITABILITY INFORMATION

    A. FINANCIAL INFORMATION                                                                       Owner (if other
                                                    Insured 1              Insured 2            than Insureds or Trust

    i.   Annual income from occupation         $ _________________    $ _________________     $ _________________

    ii.  Annual income from other sources      $ _________________    $ _________________     $ _________________

    iii. Projected income for next 12 months   $ _________________    $ _________________     $ _________________

    iv.  Estimated Net Worth                   $ _________________    $ _________________     $ _________________

    v.   Tax Bracket                             _________________ %    _________________ %     _________________ %


    B. INVESTMENT OBJECTIVES & RISK TOLERANCE
       This section applies to the Owner. In order to determine if this policy meets your investment objectives and continuing financial needs, please complete the following:
       INVESTMENT OBJECTIVES: Please check at least one. Multiple objectives can be selected. However, if more than one please rank based on importance to you.
       Primary = 1, Secondary = 2, etc.

       _____ Long Term Gain   _____ Short Term Gain    _____ Income       _____ Tax Advantaged      _____ Safety of Principal
       RISK TOLERANCE: Rank based on the level of risk. Tolerable = 1, Least Tolerable = 4.

                    _____ Low Risk      _____ Moderate Risk      _____ Speculative Risk        _____ High Risk
    C. CITIZENSHIP INFORMATION          Insured 1           Insured 2
                                       Yes     No          Yes     No

       Are the Insureds citizens of
       the United States?              [ ]    [ ]          [ ]    [ ]

          If not, permanent residents? [ ]    [ ]          [ ]    [ ]

       How long in the United States?  __________          __________

IF YOU DO NOT ANSWER ALL OF QUESTION 14.A., YOU MUST SIGN HERE.
The SEC/NASD and state rules require that we have reasonable grounds to believe that the policy is suitable for you. Such a decision is based on facts, if any, disclosed by you. You have chosen not to disclose your financial information to us. Without this information, we are unable to make this determination. If you have NOT answered all of question 14.a. above, you are required to sign the following statement.
I (we) have chosen not to disclose this information. I (we) understand the policy benefits and risks and believe that they are consistent with our needs and objectives.


HOME OFFICE USE ONLY     ____________________________________________     ____________________________________________
                                      SIGNATURE OF OWNER                    SIGNATURE OF JOINT OWNER (IF APPLICABLE)
FOR AIC REGISTERED REPRESENTATIVES ONLY

                         ____________________________________________
                               SUPERVISORY PRINCIPAL SIGNATURE
NOTICE
All Registered  Representatives  must provide their  Broker  Dealer with  client information applicable to suitability. (See your Broker Dealer for details.)
________________________________________________________________________________
15. ALLOCATION  WHOLE PRECENTAGES ONLY, MUST TOTAL 100%.

             FIDELITY FUNDS                                  MFS FUNDS                                           ALGER
    VARIABLE INSURANCE PRODUCTS FUNDS                 VARIABLE INSURANCE TRUST                               AMERICAN FUNDS
       ________%      Money Market                  ________%      Emerging Growth                     ________%    Growth
       ________%      Equity Income*                ________%      Utilities                           ________%    Income & Growth
       ________%      Growth*                       ________%      Global Governments                  ________%    Small Cap
       ________%      High Income*                  ________%      Research                            ________%    Balanced
       ________%      Overseas*                     ________%      Growth With Income                  ________%    MidCap Growth
       ________%      Asset Manager*                                                                   ________%    Leveraged Allcap
       ________%      Investment Grade Bond           MORGAN STANLEY DEAN WITTER
       ________%      Asset Mgr. Growth*                  UNIVERSAL FUNDS
       ________%      Index 500                     ________%      Emerging Markets Equity                      AVLIC
       ________%      Contrafund*                   ________%      Global Equity                       ________%    Fixed Account
                                                    ________%      International Magnum
                                                    ________%      Asian Equity                        ________%    Total
*Service Class for BRAVO!                           ________%      U.S. Real Estate
________________________________________________________________________________
16. TELEPHONE  AUTHORIZATION   UNLESS  WAIVED, THE  OWNER  AND  AGENT/REGISTERED
    REPRESENTATIVE WILL HAVE AUTOMATIC TELEPHONE  TRANSFER AUTHORIZATION.

    [ ] I elect NOT to have telephone authorization         [ ] I elect NOT to have my Registed Reprenstative
                                                                have transfer authorization

    I hereby authorize and direct AVLIC to make  allowable transfers of funds or reallocation  of  net  premiums  among available  subaccounts or to complete other financial  transactions  as  may be  allowed  by AVLIC at the  time of request, based  upon instructions received  by  telephone from a) myself, as
    Owner b) my Agent/Registered Representative in  Section 23 below; and c) the person(s) named below. AVLIC  will  not be liable for following instructions
    communicated   by  telephone  that it  reasonably  believes to  be  genuine.
    AVLIC will employ  reasonable procedures, including  requiring   the  policy
    number  to be stated, tape recording  all instructions, and mailing  written confirmations. If AVLIC does  not  employ  reasonable procedures  to confirm that instructions communicated by telephone are genuine, AVLIC may be liable for any losses due to unathorized or fraudulent instructions.

    Name per (c) above: ________________________________________    SS# _________________________

    Address: ____________________________________________________________________________________

    I  understand: a) all  telephone transactions will  be recorded; and b) this authorization will continue in force until the earlier  or 1) revocation  by the Owner is received  in  written form  or  by  telephone  by  AVLIC; or 2)
    AVLIC discontinues this privilege.
________________________________________________________________________________
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                               Page 3 of 6 Pages

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_______________________________________________________________________________
17.   HEALTH HISTORY

(ANSWER THE FOLLOWING QUESTIONS REGARDING INSURED 1)

  Name of personal physician ___________________________________________________
                                          (IF NONE, SO STATE)

  Address ___________________________________________ Phone ____________________

  Reason last consulted _____________________________ Date _____________________

  What treatment was given or medication prescribed? ___________________________


(ANSWER THE FOLLOWING QUESTIONS REGARDING INSURED 2)

  Name of personal physician ___________________________________________________
                                         (IF NONE, SO STATE)

  Address ___________________________________________ Phone ____________________

  Reason last consulted _____________________________ Date _____________________

  What treatment was given or medication prescribed? ___________________________
________________________________________________________________________________
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
FOR FOLLOWING QUESTIONS "HIV" MEANS HUMAN  IMMUNODEFICIENCY  VIRUS, "AIDS" MEANS
ACQUIRED IMMUNE DEFICIENCY SYDROME AND "ARC" MEANS AIDS RELATED COMPLEX.                            Insured 1           Insured 2
                                                                                                    Yes     No          Yes     No

a. Has the Insured within the past 10 years ever been treated or had any:
   (1) Disorder of eyes, ears, nose or throat?                                                      [ ]     [ ]         [ ]     [ ]
   (2) Dizziness, fainting, convulsions, epilepsy, headach, speech defect,
       paralysis or stroke, mental, brain or nervous disorder?                                      [ ]     [ ]         [ ]     [ ]
   (3) Asthma, emphysema, pleurisy, allergies, shortness of breath or any disorder
       of the lungs or respiratory system?                                                          [ ]     [ ]         [ ]     [ ]
   (4) Chest pain, irregular or rapid pulse, high blood preasure, rheumatic fever, heart murmur, heart attack, anemia or other disorder of the heart, blood* or
       circulatory system?                                                                          [ ]     [ ]         [ ]     [ ]
          *WI RESIDENT, YOU MAY EXCLUDE ANY BLOOD DISORDER RELATING TO AIDS, THE
           HIV ANTIBODY, SERO-POSITIVITY, OR THE HIV VIRUS.
   (5) Intestinal bleeding, ulcer, ulcerative colitis, spastic colitis, diverticulitis,
       jaundice or any disorder of the liver, gallbladder, or digestive system?                     [ ]     [ ]         [ ]     [ ]
   (6) Sugar, albumin or blood in urine, nephritis, stone or other disorder of the
       kidneys, bladder, prostate, reproductive organs or breasts?                                  [ ]     [ ]         [ ]     [ ]
   (7) Diabetes or disorder ot the thyroid or other endocrine glands?                               [ ]     [ ]         [ ]     [ ]
   (8) Rheumatism, arthritis, gout, deformity or amputation or disorder of the
       muscles or bones?                                                                            [ ]     [ ]         [ ]     [ ]
   (9) Cancer, tumor or cyst or any disorder of the skin or lymph glands?                           [ ]     [ ]         [ ]     [ ]
          GA AND IL RESIDENTS, DO NOT RESPOND TO Q.17.B.(1) AND Q.17.B.(2).
          WA AND WI RESIDENTS, DO NOT RESPOND TO Q. 17.B.(1) THROUGH Q.17.B.(4).
          PA RESIDENTS, DO NOT RESPOND TO Q.17.B.(2).
          CA, CT, AND ND RESIDENTS, DO NOT RESPOND TO Q.17.B.(4).
b. During the past 10 years has the Insured:
   (1) Had or been told they had AIDS or ARC?                                                       [ ]     [ ]         [ ]     [ ]
   (2) Had or been told they had AIDS related conditions?                                           [ ]     [ ]         [ ]     [ ]
   (3) Received treatment in connection with any of the categories named in
       Q.17.b.(1)?                                                                                  [ ]     [ ]         [ ]     [ ]
   (4) Tested positive for antibodies to the AIDS (Human T-cell Lymphotropic,
       HIV) virus?                                                                                  [ ]     [ ]         [ ]     [ ]
         ONLY - GA RESIDENTS, ANSWER Q.17.B.(5) AND Q.17.B.(6).
         ----
   (5) Been diagnosed with AIDS or ARC caused by the HIV infection?                                 [ ]     [ ]         [ ]     [ ]
   (6) Tested positive for the HIV infection?                                                       [ ]     [ ]         [ ]     [ ]
         ONLY - IL, WA AND WI RESIDENTS, ANSWER Q.17.B.(7) AND 17.B.(8).
   (7) Been diagnosed or treated by a person licensed as a medical physician for AIDS?              [ ]     [ ]         [ ]     [ ]
   (8) Been diagnosed or treated by a person licensed as a medical physician for ARC?               [ ]     [ ]         [ ]     [ ]
c. Except as stated in answer to previous questions, has the Insured within the past
   5 years:
   (1) Has any mental or physical disorder not previously listed?                                   [ ]     [ ]         [ ]     [ ]
   (2) Been seen by a physician for a checkup, illness, injury or surgery?                          [ ]     [ ]         [ ]     [ ]
   (3) Been a patient in a hospital, clinic or other medical facility?                              [ ]     [ ]         [ ]     [ ]
   (4) Had an ECG, X-ray, CAT scan or otehr diagnostic test (FOR WI RESIDENTS,
       OTHER THAN AN AIDS RELATED TEST)?                                                            [ ]     [ ]         [ ]     [ ]
       WI RESIDENTS, DO NOT RESPOND TO Q.17.C.(5).
   (5) Been advised to have any diagnostic test, hospitalization or surgery which
       was not completed?                                                                           [ ]     [ ]         [ ]     [ ]
d. Is Insured now taking any medication or treatment?                                               [ ]     [ ]         [ ]     [ ]
e. Has Insured ever used narcotics, barbiturates, amphetamines, cocaine, LSD,
   marijuana, or hallucinogenic drugs?                                                              [ ]     [ ]         [ ]     [ ]

DETAILS of "Yes" answers.  Identify  question number.  Circle  applicable items.
Include nature of ailment (and pathological diagnosis, if applicable), dates, duration and names and addresses of all attending physicians and medical facilities.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________

                               Page 4 of 6 Pages

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
                                                                                                    Yes     No          Yes     No
f. Has Insured ever received counseling or treatment for the use of alcohol or drugs?               [ ]    [ ]          [ ]    [ ]
      NC RESIDENTS, DO NOT RESPOND TO Q.17.G.
g. Has Insured ever been a member of a supporting group for the use of alcohol or drugs?            [ ]    [ ]          [ ]    [ ]
h. Does the Proposed Insured have any family history of diabetes, cancer, heart or
   kidney disease?                                                                                  [ ]    [ ]          [ ]    [ ]
i. Tobacco use
   (1) Has the Insured smoked one or more cigarettes in the past twelve months?                     [ ]    [ ]          [ ]    [ ]
   (2) Has the Insured used any form of tobacco or nicotine in the past twelve months?
       (If yes, please provide date of last use) Insured 1 ____________ Insured 2 ___________       [ ]    [ ]          [ ]    [ ]
   (3) Has the Insured used any form of tobacco or nicotine in the past thirty-six months?
       (If yes, please provide date of last use) Insured 1 ____________ Insured 2 ___________       [ ]    [ ]          [ ]    [ ]

   Insured I                                                            Insured 2
   _________________________________________________________________________________________________________________________________
j. Family              Living                     Deceased          j.  Family            Living                      Deceased
    History    Age     Present Health    Age      Cause of Death         History    Age   Present Health      Age     Cause of Death
    Father                                                               Father
    Mother                                                               Mother
    Brothers                                                             Brothers
    Sisters                                                              Sisters
    ________________________________________________________________________________________________________________________________
   Insured 1                                                             Insured 2
     k. Exact Height ___ ft. ___ in.     Exact Weight ___ lbs.               Exact Height ___ ft. ___ in.     Exact Weight ___ lbs.
        [ ] Gained  [ ] Lost _________ pounds within past year.              [ ] Gained  [ ] Lost _________ pounds within past year.
        Reason ________________________________________________              Reason ________________________________________________

________________________________________________________________________________
DETAILS of "Yes" answers. Identify question number. Circle applicable items. Include nature of ailment (and pathological diagnosis, if applicable), dates, duration and names and addresses of all attending physicians and medical facilities.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
18. DISCLOSURES
    I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if the policy applied for will be in a qualified plan.
________________________________________________________________________________

19. AGREEMENTS
    I AGREE AS FOLLOWS:

    a. FOR RESIDENTS IN ALL STATES OTHER THAN COLORADO, NEW MEXICO, PENNSYVANIA AND VIRGINIA: Any person who, with intent to defraud or know that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

    b. NOTE FOR COLORADO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisionment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulartory Agencies.

    c. NOTE FOR NEW MEXICO RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss of benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

    d. NOTE FOR PENNSYLVANIA RESIDENTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

    e. NOTE FOR VIRGINIA RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

                               Page 5 of 6 Pages

    f. Any  policy  including any  endorsements  issued  as  a  result  of  this
       application  will,   with   this   application   and   any   supplemental
       applications, be the entire insurance contract.

    g. No agent, broker or medical examiner can: 1) waive the answers to any questions in this application; 2) make or change any insurance contract; or 3) waive any rights or rules of AVLIC.

    h. EXCEPT AS SPECIFIED OTHERWISE IN A RECEIPT PROVIDED UPON A PAYMENT OF PREMIUM AT THE TIME OF APPLICATION, INSURANCE WILL NOT BE EFFECTIVE UNTIL ALL OF THE FOLLOWING ARE MET: A) THE POLICY ISSUED BY AVLIC IS DELIVERED TO AND ACCEPTED BY THE APPLICANT; AND B) THE FIRST FULL PREMIUM IS PAID.

    i. AVLIC may change this application by an appropriate notation in the space marked "Endorsements/Corrections": 1) to correct apparent errors or ommissions; and 2) to conform it with any policy rider that may be issued. No change will be made in the following without the applicant's written consent: 1) amount of insurance; 2) plan of insurance; 3) classification of risks; or 4) benefits. Acceptance of any policy issued under this application ratifies any amendments.

    j. I understand that: 1) THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY WITH INVESTMENT EXPERIENCE, LOANS AND OTHER SPECIFIED CONDITIONS; 2) POLICY VALUES NOT IN THE FIXED ACCOUNT WILL INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SELECTED INVESTMENT OPTIONS OF THE SEPARATE ACCOUNT; 3) the amount of the benefit payable on surrender is not guaranted, but is dependent on the then surrender value; 4) illustrations of benefits, including the death benefit, are available upon request; and 5) this policy meets my investment objectives and anticipated financial needs.
________________________________________________________________________________
20. AUTHORIZATION This authorization, or a photocopy of it, shall remain valid for use by AVLIC for two (2) years from the date below.
    I authorize any licensed physician, medical practitioner, hospital, clinic or other medically related facility, insurance company, agency conducting Investigative Consumer Reports or any information service, or financial institution, family member, or associate to release to AVLIC or any person or entity acting on its behalf, any personal information which is on file and relates to my health or mental condition, general character, driving records, use of alcohol and drugs, and hobbies of hazardous nature. I understand that any information obtained will be used to determine my eligibility for insurance.
    In addition, I authorize the Medical Information Bureau (MIB) to release to AVLIC or its reinsurers, any personal information which is on file and relates to me.

    I also agree that I have received and read the Notice of AVLIC's Insurance Information Practices, MIB and Investigative Consumer Reports. I also understand that my authorized representative and I can receive a copy of this authorization if we so desire. NOTE FOR VIRGINIA RESIDENTS, I authorize AVLIC to obtain an Investigative
    Consumer Report. An Investigative Consumer Report commonly includes information regarding the consurmer's character, general reputation, personal characteristics and mode of living. It also includes verification of residence, marital status and occupation. I understand tht I may request a copy of the report upon its completion and that I may ask to be interviewed in conjunction with the preparation of the report by contacting AVLIC.

    NOTE FOR  WEST VIRGINIA RESIDENTS:  I  also  understand  that  none  of  the information collected concerning my sexual orientation will be used to determine my eligibility for insurance.
________________________________________________________________________________
21. SUBSTITUTE W-9 CERTIFICATION
    For joint ownership, the first person's name and Soc. Sec. No. (TIN), i.e., Owner-Insured 1 will be listed as the TIN of record. This person is certifying as follows: I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup withholding because: a) I am exempt from backup withholding; or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends; or c) the IRS has notified me that I am no longer subject to backup withholding.

    You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

    THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
________________________________________________________________________________

22. SIGNATURES
    I  represent  to the best of my knowledge and belief that all statements and answers to this application are complete and true.
    Dated at  _____________________________________________________  On this Date _____________________
                        (City)                  (State)

    X                                        X                                    X
    ______________________________________   ___________________________________  ___________________________________
    Signature of Proposed Insured 1          Signature of Insured 2               Signature of Other Insured/Child
                                                                                  (Age 18 or older); if applicable

   X                                                       X
    _______________________________________________         __________________________________________________________
    Signature of Owner if not an Insured                    Signature(s) and Title of Officer or Trustee(s)
     (If a corporation or Trust, show full name)

________________________________________________________________________________
22. AGENT'S/REGISTERED REPRESENTATIVE'S STATEMENT
    Do  you have any knowledge or reason to believe that replacement of existing
    insurance or annuity coverage may be involved?     [ ] Yes     [ ] No

    I certify that: (1) the information provided by the Owner has been accurately recorded; (2) a current prospectus and all supplements were delivered; and (3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner.

    ____________________________________________________________________________
    Signature of Agent/Registered Representative


    ____________________________________________________________________________
    Print Name Here             AVLIC Agent Code         Agency or Broker/Dealer
________________________________________________________________________________

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